UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of Earliest Event Reported):  February 27, 2009



                              LANDAUER, INC.
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          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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              (State or Other Jurisdiction of Incorporation)



             1-9788                              06-1218089
     ------------------------       ------------------------------------
     (Commission File Number)       (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois               60425
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(Address of Principal Executive Offices)         (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

      On February 27, 2009, Landauer, Inc. issued a News Release announcing the declaration of a regular quarterly cash dividend of $0.525 per share for the second quarter of fiscal 2009. The dividend will be paid on April 3, 2009 to shareholders of record on March 13, 2009. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            99.1  News Release, dated February 27, 2009

                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.



Dated:  February 27, 2009           /s/ Jonathon M. Singer
                                    ---------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President, Finance,
                                    Secretary, Treasurer, and
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)